UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Flotek Industries, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders (1) elected all director candidates, (2) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (3) approved, on a non-binding advisory basis, a 1 year frequency of “say-on-pay” votes, (4) approved, on a non-binding advisory basis, the performance of the Company’s CEO, (5) ratified the engagement of KPMG, LLP as the Company’s independent accounting firm, (6) authorized the board of directors of the Company to enact, in its discretion, a reverse split of a ratio between one for three and one for six, and (7) approved an amendment to the Company’s 2012 Employee Stock Purchase Plan.

    A total of 54,081,154 shares of common stock of the Company attended the Meeting by proxy or in person, representing 70.59% of the Company’s outstanding common stock entitled to vote as of April 28, 2022, the record date. The results of the voting were as follows:

Item 1:     Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Harsha V. Agadi	34,887,300	584,270	72,331	18,537,253
Michael Fucci	34,456,639	814,056	273,206	18,537,253
John W. Gibson, Jr.	34,982,275	499,586	62,040	18,537,253
Lisa Mayr	34,387,080	794,634	62,187	18,537,253
David Nierenberg	33,906,703	1,406,738	230,460	18,537,253
Matt D. Wilks	35,039,705	435,173	69,023	18,537,253

Item 2: Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
33,576,294	1,295,011	672,596	18,537,253

Item 3:    Advisory Vote on Frequency of Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain
33,057,870	93,041	2,019,263	373,727

Item 4:    Advisory Vote Approving Chief Executive Officer Performance

For	Against	Abstain	Broker Non-Votes
34,110,956	824,261	608,684	18,537,253

Item 5:    Ratification of Independent Registered Accounting Firm

For	Against	Abstain
53,702,822	304,297	74,035

Item 6:    Approval of Reverse Stock Split

For	Against	Abstain
51,569,312	2,482,218	29,624

Item 7:    Approval of an Amendment to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
34,746,207	656,127	141,567	18,537,253

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: June 14, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer